UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

Inland Real Estate Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

Your Vote Counts! INLAND REAL ESTATE INCOME TRUST, INC. 2022 Annual Meeting Vote by November 7, 2022 11:59 PM ET INLAND REAL ESTATE INCOME TRUST, INC. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 D90119-P77413 You invested in INLAND REAL ESTATE INCOME TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 8, 2022. Get informed before you vote View the Notice, Proxy Statement, form of Proxy and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 25, 2022. To request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If you request a copy of the material(s) by sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* November 8, 2022 1:00 p.m. central time 2901 Butterfield Road Oak Brook, Illinois 60523 *Please check the meeting materials for any special requirements for meeting attendance and the phone number to call to obtain directions. At the meeting, you will need to complete a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail per the instructions elsewhere in this notice. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. To elect two Class I director nominees listed in the Proxy Statement: Class I Nominees: 01) GWEN HENRY 02) BERNARD J. MICHAEL For 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D90120-P77413